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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 15, 2002


                            TRINITY INDUSTRIES, INC.

             (Exact name of Registrant as specified in its charter)


    DELAWARE                         1-6903                           75-0225040

(State or other              (Commission File Number)              (IRS Employer
 jurisdiction of                                                  Identification
 incorporation)                                                          Number)


2525 STEMMONS FREEWAY, DALLAS, TEXAS                                  75207-2401

(Address of principal executive offices)                              (Zip Code)

                                 (214) 631-4420

              (Registrant's telephone number, including area code)

                                       N/A

          (Former name or former address, if changed since last report)




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ITEM 5.   OTHER EVENTS

                  On February 15, 2002, Trinity Industries, Inc. (the "Company") announced that its wholly-owned subsidiary, Trinity Industries Leasing Company ("Trinity Leasing") completed a $170,000,000 million private placement of secured debt securities (the "Offering"). Pass through trust certificates (the "Certificates") were issued by a pass through trust (the "Trust") formed for the purpose of consummating the Offering. As collateral for the Certificates, Trinity Leasing issued $170 million of senior secured notes (the "Notes") to the Trust. The Notes are secured by certain of Trinity Leasing's railcars and related leases, and also are guaranteed by the Company.

                  In connection with the Offering the Company entered into a Pass Through Trust Agreement and three Indentures, which are filed as exhibits 4.1, 4.2, 4.3 and 4.4, respectively, to this Current Report on Form 8-K. A copy of the press release relating to the Offering is filed as Exhibit 99.1 to this Current Report on Form 8-K.



ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

   [c]   The following exhibits are filed with this report:

         4.1 Pass Through Trust Agreement dated as of February 15, 2002 among Trinity Industries Leasing Company, Trinity Industries, Inc. and Wilmington Trust Company, as Trustee.

         4.2 [A] Trust Indenture and Security Agreement dated as of February 15, 2002 among Trinity Industries Leasing Company, Trinity Industries, Inc. and The Bank of New York, as Trustee.

         4.3 [B] Trust Indenture and Security Agreement dated as of February 15, 2002 among Trinity Industries Leasing Company, Trinity Industries, Inc. and The Bank of New York, as Trustee.

         4.4 [C] Trust Indenture and Security Agreement dated as of February 15, 2002 among Trinity Industries Leasing Company, Trinity Industries, Inc. and The Bank of New York, as Trustee.

         99.1     Press release, dated February 15, 2002.



                                       2
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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       TRINITY INDUSTRIES, INC.,
                                       a Delaware corporation


Date: February 19, 2002                By: /s/ JIM S. IVY
                                          --------------------------------------
                                       Name:  Jim S. Ivy
                                       Title: Vice President and Chief Financial
                                              Officer


                                       3
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                               INDEX TO EXHIBITS


 EXHIBIT
 NUMBER            DESCRIPTION
 -------           -----------

  4.1 Pass Through Trust Agreement dated as of February 15, 2002 among Trinity Industries Leasing Company, Trinity Industries,
           Inc. and Wilmington Trust Company, as Trustee.

  4.2      [A] Trust Indenture and Security Agreement dated as of
           February 15, 2002 among Trinity Industries Leasing Company,
           Trinity Industries, Inc. and The Bank of New York, as Trustee.

  4.3      [B] Trust Indenture and Security Agreement dated as of
           February 15, 2002 among Trinity Industries Leasing Company,
           Trinity Industries, Inc. and The Bank of New York, as Trustee.

  4.4      [C] Trust Indenture and Security Agreement dated as of
           February 15, 2002 among Trinity Industries Leasing Company,
           Trinity Industries, Inc. and The Bank of New York, as Trustee.

  99.1     Press release, dated February 15, 2002.